UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Second and Third Amendments to ABL Credit Agreement Temporary Limited Waiver

As previously reported, on September 14, 2016 and September 28, 2016, Basic Energy Services, Inc. (“Basic” or the “Company”) and certain of its subsidiaries entered into a Temporary Limited Waiver and First Amendment thereto (as amended, the “ABL Waiver”) with respect to the Amended and Restated Credit Agreement dated as of November 26, 2014, by and among Basic, as borrower, the lenders party thereto and Bank of America, N.A., as administrative agent, swing line lender and l/c issuer. On October 14, 2016, Basic entered into the Second Amendment to Temporary Limited Waiver (the “Second ABL Waiver Amendment”), which extends the outside date of the temporary limited waiver period under the ABL Waiver from October 16, 2016 to October 17, 2016. On October 17, 2016, Basic entered into the Third Amendment to Temporary Limited Waiver (the “Third ABL Waiver Amendment”), which further extends the outside date of the temporary limited waiver period under the ABL Waiver from October 17, 2016 to October 24, 2016.

Second Amendment to Term Loan Credit Agreement Temporary Limited Waiver and Consent

As previously reported, on August 31, 2016, September 1, 2016, September 13, 2016 and September 28, 2016, Basic and certain of its subsidiaries entered into Temporary Limited Waiver and Consent agreements and a First Amendment thereto (as amended, the “Term Loan Waiver”) with respect to the Term Loan Credit Agreement dated as of February 17, 2016 (the “Term Loan Agreement”), by and among Basic, as borrower, the lenders party thereto and U.S. Bank National Association, as administrative agent. On October 16, 2016, Basic entered into the Second Amendment to Temporary Limited Waiver and Consent (the “Second Term Loan Waiver Amendment”), which extends the temporary limited waiver period under the Term Loan Waiver to the earliest to occur of (i) the occurrence or existence of any event of default under the Term Loan Agreement, other than certain events of default specified in the Term Loan Waiver, (ii) notice from the administrative agent under the Term Loan Agreement or certain required lenders of the occurrence or existence of any Temporary Limited Waiver Default (as defined in the Term Loan Waiver), (iii) the later of October 24, 2016 or such later date as certain required lenders and Basic may agree in their respective sole discretion or (iv) at any time prior to the execution of a restructuring support agreement by and among the parties to the Term Loan Waiver in connection with the commencement of an insolvency proceeding involving Basic and its affiliates, the unrestricted cash balances and cash equivalents of Basic and its consolidated subsidiaries is less than $6,500,000.

Second Amendment to 2019 Notes Forbearance

As previously reported, on September 14, 2016 and September 28, 2016, Basic and certain of its subsidiaries entered into a Forbearance and First Amendment thereto (as amended, the “Forbearance”) with respect to Basic’s 7.75% Senior Notes due 2019 (the “2019 Notes”), by and among Basic, certain guarantors party thereto, and certain beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners (the “Holders”) of the 2019

Notes. On October 16, 2016, Basic entered into the Second Amendment to Forbearance Agreement (the “Second Forbearance Amendment”), which extends the forbearance period under the Forbearance to the earliest to occur of (i) 11:59 p.m. (New York City time) on October 24, 2016, (ii) the occurrence of any event of default under the Indenture dated as of February 15, 2011, among Basic, the guarantors party thereto and Wilmington Trust, N.A., as successor trustee, other than the event of default specified in the Forbearance, (iii) five calendar days following Basic’s receipt of bona fide notice from any Holder of any breach of the conditions or agreements set forth in the Forbearance or (iv) if earlier than October 24, 2016, at such time as either the ABL Waiver or the Term Loan Waiver shall expire or terminate in accordance with their respective terms.

Copies of the Second ABL Waiver Amendment, the Third ABL Waiver Amendment, the Second Term Loan Waiver Amendment and the Second Forbearance Amendment are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, hereto and are incorporated herein by reference. The above descriptions of the Second ABL Waiver Amendment, the Third ABL Waiver Amendment, the Second Term Loan Waiver Amendment and the Second Forbearance Amendment are qualified in their entirety by the full text of such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Second ABL Waiver Amendment, the Third ABL Waiver Amendment, the Second Term Loan Waiver Amendment and the Second Forbearance Amendment set forth above in Item 1.01 are incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The description of the Second Forbearance Amendment in Item 1.01 is incorporated by reference into this Item 3.03.

Item 7.01 Regulation FD Disclosure.

On October 17, 2016, Basic issued a press release announcing entry into the Second ABL Waiver Amendment, the Second Term Loan Waiver Amendment and the Second Forbearance Amendment, as described in Item 1.01. On October 18, 2016, Basic issued a press release announcing entry into the Third ABL Waiver Amendment, as described in Item 1.01. Copies of the press releases are being furnished as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K and other factors, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Second Amendment to Temporary Limited Waiver dated as of October 14, 2016, among Basic, the guarantors party thereto, the lenders party thereto and Bank of America, N.A.

	10.2	Third Amendment to Temporary Limited Waiver dated as of October 17, 2016, among Basic, the guarantors party thereto, the lenders party thereto and Bank of America, N.A.

	10.3	Second Amendment to Temporary Limited Waiver and Consent dated as of October 16, 2016, among Basic, the guarantors party thereto, the lenders party thereto and U.S. Bank National Association.

	10.4	Second Amendment to Forbearance Agreement dated as of October 16, 2016, among Basic, the guarantors party thereto and the Holders.

	99.1	Press Release dated October 17, 2016.
	99.2	Press Release dated October 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: October 18, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

(d)	Exhibits

	10.1	Second Amendment to Temporary Limited Waiver dated as of October 14, 2016, among Basic, the guarantors party thereto, the lenders party thereto and Bank of America, N.A.

	10.2	Third Amendment to Temporary Limited Waiver dated as of October 17, 2016, among Basic, the guarantors party thereto, the lenders party thereto and Bank of America, N.A.

	10.3	Second Amendment to Temporary Limited Waiver and Consent dated as of October 16, 2016, among Basic, the guarantors party thereto, the lenders party thereto and U.S. Bank National Association.

	10.4	Second Amendment to Forbearance Agreement dated as of October 16, 2016, among Basic, the guarantors party thereto and the Holders.

	99.1	Press Release dated October 17, 2016.

	99.2	Press Release dated October 18, 2016.